SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): December 31, 2001
                                                        -----------------



                            ELCOM INTERNATIONAL, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-27376            04-3175156
          --------                   ---------            ----------

(State or Other Jurisdiction       (Commission         (I.R.S. Employer
       of Incorporation)            File Number)     Identification Number)


   10 Oceana Way            Norwood, Massachusetts       02062
-------------------------------------------------------------------------------
        (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:     (781) 440-3333
                                                   ----------------------------


 -----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

        On December 31, 2001, Elcom International, Inc., a Delaware corporation (the "Company"), sold substantially all of the assets and liabilities of the Company's United Kingdom ("UK") information technology reseller business conducted by its subsidiary, Elcom Holdings Limited ("Holdings"),to AJJP Limited, a company organized under the laws of the UK, pursuant to an agreement between Holdings, Elcom Information Technology Limited (a subsidiary of the Company) and AJJP Limited. AJJP Limited was recently formed by certain members of the management team of Holdings. Immediately upon completion of the sale, AJJP Limited changed its name to Elcom Information Technology Limited ("EIT") and the Company's subsidiaries changed their names.

        The assets acquired by EIT include current assets, fixed assets, rights under certain real property leases (which were assumed by EIT) and certain contractual rights (the "Assets") related to the resale of information technology products. EIT also assumed certain related liabilities of Holdings, including a bank loan, accounts payable, accrued liabilities, liabilities related to employee compensation and liabilities under assigned contracts (collectively with the Assets, the "Business"). In addition, EIT employed substantially all of the former employees of Holdings. The sale price for the Business consisted of the assumption of net liabilities of Holdings by EIT which, as of September 30, 2001, was approximately $2.5 million, plus a nominal payment to the Company, made on December 31, 2001, of approximately one dollar, as a result of which the Company recorded a gain. In addition, the Company is entitled to additional consideration based on the Business achieving certain gross profit targets in the fourth quarter of 2001 and may be entitled to further consideration based on performance in the first quarter of 2002, which, if targets are fully achieved, could result in additional consideration to the Company of approximately $550,000.

        In addition to the sale of the Business, elcom, inc., the Company's US technology company, sold to EIT the UK versions of PECOS.web and StarbuyerGold software technology for use by EIT in the UK and Ireland in connection with the business. elcom, inc. also licensed certain proprietary software to EIT to enable EIT to utilize PECOS.web and StarbuyerGold. As a result of the sale, EIT paid technology-related fees of approximately $2.9 million in the aggregate which have been recorded in the fourth quarter of 2001. Other than as described above, and the arrangements described below between EIT and Elcom Systems Limited, there are no material relationships between the Company, EIT and Elcom Systems Limited.

        Elcom Systems Limited, an indirect UK subsidiary of the Company, will continue to operate the Company's UK technology business, primarily focusing on electronic procurement in the commercial and government sectors. As of the date of the sale, Elcom Systems Limited entered into a services agreement with EIT in order to utilize space in one of EIT's facilities, have access to EIT's IT network resources and outsource certain administrative functions to EIT.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

        (a)     Not applicable.

        (b)     Pro Forma Financial Information.

        Pro forma financial information is included herein pursuant to Article 11 of Regulation S-X.

        (c)     Exhibits.

        The Exhibits to this Report are listed in the Exhibit Index, set forth elsewhere herein.

                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELCOM INTERNATIONAL, INC.


                    By:     /s/ Peter Rendall
                            -------------------------------------------------
                            Peter A. Rendall
                            Chief Financial Officer

Date:   January 11, 2002

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   ELCOM INTERNATIONAL, INC. AND SUBSIDIARIES
                                   (UNAUDITED)

                                    OVERVIEW

On December 31, 2001, Elcom International, Inc. (the "Company") completed the sale of substantially all of the assets and liabilities of it's United Kingdom ("UK") information technology reseller business conducted by its subsidiary, Elcom Holdings Limited. The former management team of Elcom Holdings Limited, through a newly incorporated company, AJJP Limited (which immediately upon completion of the sale changed its name to Elcom Information Technology Limited) is the acquirer and the Company has guaranteed the various obligations of its subsidiaries in conjunction with the transaction. The assets and liabilities are comprised of current assets, fixed assets, bank loan, accounts payable and certain accrued liabilities and excluded any intercompany balances. The acquirer will employ substantially all of the Company's UK personnel who were in that business at the time of the sale and has assumed the lease obligations of all of the UK facilities.

The unaudited pro forma condensed  consolidated  financial  statements have been prepared by the Company's management based upon the Company's financial statements. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's audited financial statements as filed with the Securities and Exchange Commission in its Annual Report on Form 10-K for the year ended December 31, 2000, and the Company's unaudited financial statements included in its Quarterly Report on Form 10-Q for the period ended September 30, 2001.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 gives effect to the transaction as though it had been consummated on that date. Pro forma adjustments reflected in the unaudited pro forma condensed consolidated balance sheet generally reflect the sale of the assets and liabilities and the gain associated with the transaction. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2000, and the nine-month interim period ended September 30, 2001 give effect to the transaction as though it had occurred on January 1, 2000. Pro forma adjustments reflected in the unaudited pro forma condensed consolidated statements of operations generally reflect reductions in revenues and expenses attributable to the disposed business.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                  (UNAUDITED)
                                 (in thousands)





                                                                   Elcom         Pro Forma
                                                               International,    Adjustments
                                                                    Inc.             (A)         Pro Forma
                                                                ----------       ----------      ----------

                           ASSETS

CURRENT ASSETS
Cash and cash equivalents                                       $   18,577       $    8,343 (a)  $   10,234 (B)
                                                                ----------                       ----------
Accounts receivable, net                                            19,406           14,893 (a)       4,513
Inventory                                                              566              493 (a)          73
Prepaids and other current assets                                    1,698            1,001 (a)         697
                                                                ----------                       ----------
        Total current assets                                        40,247                           15,517
                                                                ----------                       ----------

Property, equipment and software, net                                8,832            1,245 (a)       7,587
Other assets                                                           348                              348
                                                                ----------                       ----------
                                                                $   49,427                       $   23,452
                                                                ==========                       ==========


                     LIABILITIES AND
                   STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Lines of credit                                                 $   10,411           10,411 (a)  $      --
Accounts payable, accrued expenses and other current
  liabilities                                                       26,788           18,048 (a)       8,740
Current portion of capital lease obligations                           515                              515
                                                                ----------                       ----------
        Total current liabilities                                   37,714                            9,255
                                                                ----------                       ----------


Non-current capital lease obligations                                  422              422
Total stockholders' equity                                          11,291           (2,484) (b)     13,775
                                                                ----------                       ----------
                                                                $   49,427                       $   23,452
                                                                ==========                       ==========

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
-----------------------------------------------------------------
(A)     The pro forma adjustments consist of:
        (a) Recognition of specific assets sold and liabilities assumed in the transaction.
        (b)     Recognition of gain on the sale transaction.

(B) Cash and cash equivalents at September 30, 2001 excludes the approximate $2.9 million in technology-related fees that were paid by the acquirer who purchased and licensed certain software technology from the Company in connection with its business. If that amount had been included in the pro forma balance sheet, cash and cash equivalents would have been $13.1 million.

The pro forma adjustments are translated at a rate of 1.47 US dollars per British pound, the translation rate in effect as of September 30, 2001. The estimated amounts of the adjustments reflected above are subject to revision based upon actual results achieved. Management does not believe the impact of such potential revisions would be material to the balance sheet or statements of operations presented herein.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)
                     (in thousands, except per share data)






                                                                   Elcom         Pro Forma
                                                               International,    Adjustments
                                                                    Inc.             (A)         Pro Forma
                                                                ----------       ----------      ----------

Net Sales                                                       $  317,985       $   81,988 (a)  $  235,997
Cost of sales                                                      286,911           72,945 (a)     213,966
                                                                ----------       ----------      ----------
        Gross profit                                                31,074            9,043          22,031
Expenses:
    Selling, general and administrative                             50,864            8,087 (a)      42,777
    Research and development                                         1,695               --           1,695
                                                                ----------       ----------      ----------
        Operating income (loss)                                    (21,485)             956         (22,441)
Interest expense                                                    (1,567)            (349)(b)      (1,218)
Interest income and other, net                                       2,512              259 (b)       2,253
                                                                ----------       ----------      ----------

Income (loss) before income taxes                                  (20,540)             866         (21,406)
Tax provision (benefit)                                               (786)            (144)(b)        (642)
                                                                ----------       ----------      ----------

Net profit (loss)                                                $ (19,754)      $    1,010      $  (20,764)
                                                                ==========       ==========      ==========

Pro forma net loss per share (basic and diluted)                 $   (0.65)           B          $    (0.68)
                                                                ==========       ==========      ==========

Pro forma weighted average shares outstanding
    (basic and diluted)                                             30,487            B              30,487
                                                                ==========       ==========      ==========


Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
----------------------------------------------------------------------------
(A)     The pro forma adjustments consist of:
        (a) Recognition of estimated reductions in net sales, cost of sales and selling, general and administrative expenses associated with the business disposed of;
        (b) Recognition of estimated reduction in interest expense, interest income, and tax benefits associated with the business disposed of.

These pro forma adjustments assume the disposition was in effect for the entire period presented, and are translated at an average rate of 1.48 US dollars per British pound, the average translation rate for the year ended December 31, 2000.

(B)     Not presented as the data is not meaningful.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                  (UNAUDITED)
                     (in thousands, except per share data)






                                                                   Elcom         Pro Forma
                                                               International,    Adjustments
                                                                    Inc.             (A)         Pro Forma
                                                                ----------       ----------      ----------

Net sales                                                       $  128,469       $   74,695 (a)  $   53,774
Cost of sales                                                      109,501           65,929 (a)      43,572
                                                                ----------       ----------      ----------
        Gross profit                                                18,968            8,766          10,202
Expenses:
    Selling, general and administrative                             36,056            6,644 (a)      29,412
    Research and development                                           668               --             668
    Asset impairment charge                                          1,626               --           1,626
                                                                ----------       ----------      ----------
        Operating income (loss)                                    (19,382)           2,122         (21,504)

Interest expense                                                      (572)            (302)(b)        (270)
Interest income and other, net                                         448              205 (b)         243
                                                                ----------       ----------      ----------

Income (loss) before income taxes                                  (19,506)           2,025         (21,531)
Tax provision                                                           --               --              --
                                                                ----------       ----------      ----------

Net profit (loss)                                               $ (19,506)       $    2,025      $  (21,531)
                                                                ==========       ==========      ==========

Pro forma net loss per share (basic and diluted)                $   (0.63)           B           $    (0.70)
                                                                ==========       ==========      ==========

Pro forma weighted average shares outstanding
    (basic and diluted)                                            30,925            B               30,925
                                                                ==========       ==========      ==========


Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations
----------------------------------------------------------------------------

(A)     The pro forma adjustments consist of:
        (a) Recognition of estimated reductions in net sales, cost of sales and selling, general and administrative expenses associated with the business disposed of;
        (b) Recognition of estimated reduction in interest expense and interest income associated with the business disposed of;

These pro forma adjustments assume the disposition was in effect for the entire period presented, and are translated at an average rate of 1.44 US dollars per British pound, the average translation rate for the first nine months of 2001.

(B)     Not presented as the data is not meaningful.

                                 EXHIBIT INDEX
                                 -------------

Exhibit     Description of Exhibit
            ----------------------


2.1 Offer for the Sale of Business and Certain Assets of Elcom Holdings Limited and Elcom Information Technology Limited

2.2         Domain Name Transfer Documents

2.3         Lloyds TSB Novation Agreement

2.4         Property Document

2.5         Elcom Logo License

2.6         Starbuyer Trademark License

99.1        News Release, dated January 2, 2002